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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 9, 2009

PROSPECT ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	001-33824 (Commission File Number)	26-508760 (I.R.S. Employer Identification No.)

9130 Galleria Court, Suite 318, Naples, Florida (Address of Principal Executive Offices)	34109 (Zip Code)

(239) 254-4481
(Registrant's telephone number, including area code)

Not Applicable
(Former Name of Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement

General

        On September 8, 2009, Prospect Acquisition Corp. ("Prospect") entered into an Agreement and Plan of Merger (the "Merger Agreement") by and among Prospect, KW Merger Sub Corp., a newly formed, wholly-owned subsidiary of Prospect ("Merger Sub") and Kennedy-Wilson, Inc. ("Kennedy-Wilson"), pursuant to which Merger Sub will merge (the "Merger") with and into Kennedy-Wilson, with Kennedy-Wilson continuing as the surviving corporation and a wholly-owned subsidiary of Prospect.

        Pursuant to the Merger Agreement, common stockholders of Kennedy-Wilson will receive as consideration 3.8031 shares of Prospect common stock for each share of Kennedy-Wilson common stock outstanding and preferred stockholders of Kennedy-Wilson will receive as consideration 105.6412 shares of Prospect common stock for each share of preferred outstanding, for an aggregate consideration of 26 million shares of Prospect common stock. In addition, 4.0 million restricted shares of Prospect common stock will be issued to management of Kennedy-Wilson pursuant to an equity compensation plan to be adopted by Prospect and submitted to Prospect's stockholders for approval.

        Upon consummation of the Merger, Prospect founders will forfeit 2,575,000 of their founders shares. Following the transaction, assuming 29.99% of Prospect stockholders exercise their conversion rights, the current stockholders of Prospect will own 41.1% of the outstanding common stock of Prospect and the stockholders and management of Kennedy-Wilson will own 58.2% of the outstanding common stock of Prospect.

        As a condition to the closing of the Merger, holders of Prospect warrants must approve an amendment (the "Warrant Amendment") to the current Prospect warrant agreement that governs all of the warrants of Prospect (the "Prospect Warrants"), each of which is exercisable for one share of Prospect common stock. The Warrant Amendment will provide that, at the closing of the Merger, each holder of a Prospect Warrant must choose one of the following: (i) to have the Prospect Warrant redeemed and retired by Prospect for $.55 in cash per Prospect Warrant, or (ii) to amend the terms of the Prospect Warrant to extend the warrant termination date to 2013 from 2012, increase the exercise price to $12.50 from $7.50 and increase the redemption price to $19.50 from $14.50. At least one-half of the Prospect Warrants issued in Prospect's initial public offering (the "Public Warrants") must be redeemed for cash. In addition, the Warrant Amendment will amend and restate the terms of the Prospect Warrants purchased by the founders of Prospect to extend the warrant termination date to 2013 from 2012, increase the exercise price to $12.50 from $7.50 and increase the redemption price to $19.50 from $14.50. If the Merger is consummated, any holder of Public Warrants who votes against the approval of the Warrant Amendment or who makes no election will receive $0.55 for each of its Public Warrants.

The Merger Agreement

        The following is a summary of the material terms of the Merger Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. This summary is qualified in its entirety by reference to the Merger Agreement.

Parties

        The parties to the Merger Agreement are:

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  Prospect Acquisition Corp., a publicly traded Delaware "blank check" corporation listed on the NYSE AMEX;

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  KW Merger Sub Corp., a newly formed private Delaware corporation and a wholly owned subsidiary of Prospect; and

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  Kennedy-Wilson, Inc., a Delaware corporation traded on the Pink Sheets Electronic OTC Markets.

        To effectuate the transaction, Merger Sub will merge with and into Kennedy-Wilson, with Kennedy-Wilson continuing as the surviving corporation and a wholly owned subsidiary of Prospect.

Consideration

        A.    Effects of the Merger on Kennedy-Wilson Common Stockholders

        Pursuant to the Merger Agreement, holders of Kennedy-Wilson common stock will receive 3.8031 shares of Prospect common stock for each share of Kennedy-Wilson common stock outstanding.

        B.    Effects of the Merger on Kennedy-Wilson Preferred Stockholders

        Holders of Kennedy-Wilson preferred stock will receive 105.6412 shares of Prospect common stock for each share of Kennedy-Wilson preferred stock outstanding.

Closing

        The closing of the Merger will take place within three business days following the satisfaction or waiver of the conditions to the Merger contained in the Merger Agreement.

Representations and Warranties

        The Merger Agreement contains customary representations and warranties made by Kennedy-Wilson, on the one hand, and Prospect and Merger Sub, as applicable, on the other. Such representations relate to, among other things, (a) proper corporate organization and similar corporate matters, (b) capital structure, (c) the absence of undisclosed liabilities and changes, (d) assets, properties and intellectual property, (e) contracts, (f) compliance with laws, (g) litigation, (h) related party transactions, (i) taxes, (j) financial statements and (k) employee benefits. In addition, Prospect represents and warrants that its board of directors has determined that the fair market value of Kennedy-Wilson equals at least 80% of the balance held in Prospect's trust account, less the portion of the underwriters' deferred compensation.

Covenants

        Each party to the Merger Agreement has agreed to perform or comply with certain customary covenants, including but not limited to, covenants related to the parties' conduct between signing and closing, restrictions on the parties' ability to solicit, negotiate or enter into a transaction with another party, covenants related to the parties' cooperation and efforts to file a proxy statement and registration statement and related to the effectiveness of the registration statement, covenants related to requirements to call stockholder meetings and obtain the requisite stockholders' and other approvals, make appropriate regulatory and other filings, enter into employment agreements with certain executive officers, and provide each other with access to their respective materials, advisors and information.

Closing Conditions

        The obligations of each of Prospect and Kennedy-Wilson to complete the Merger are subject to the satisfaction or waiver by the other party at or prior to the closing date of various conditions, including the performance by each of Prospect and Kennedy-Wilson in all material respects of their respective obligations under the Merger Agreement, the accuracy of the representations and warranties of the parties to the Merger Agreement, the receipt of all required regulatory approvals and consents, the approval of the Merger by the stockholders of Prospect and Kennedy-Wilson, the approval by the preferred stockholders of Kennedy-Wilson of an amendment to the preferred stock certificate of designations, the effectiveness of the Prospect registration statement, a requirement that holders of less than 30% of Prospect common stock demand that Prospect convert such shares into cash, a requirement that the holders of no more than 10% of the Kennedy-Wilson preferred stock and no more than 10% of the Kennedy-Wilson common stock shall have validly exercised their dissenters' rights, and the requirement that Prospect have available at closing for use by the surviving Corporation, a specified minimum amount as calculated pursuant to the Merger Agreement. The transaction is also subject to customary regulatory approvals, including approval under the Hart-Scott Rodino Antitrust Improvements Act, and other customary closing conditions, including no material adverse effect (as defined in the Merger agreement) on either Kennedy-Wilson or Prospect.

Termination

        The Merger Agreement may be terminated prior to closing:

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  by mutual written consent of Prospect and Kennedy-Wilson;

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  by Prospect if Kennedy-Wilson notifies Prospect that it will be unable to obtain one or more required consents by October 15, 2009; or

  •
  by either Prospect or Kennedy-Wilson if:

            (i)  the Merger is not consummated on or before November 13, 2009;

           (ii)  a governmental authority shall enter an order which prohibits the Merger;

          (iii)  it is not in material breach of the Merger Agreement and the other party is in breach of the Merger Agreement in a manner which prevents satisfaction of the closing conditions in the Merger Agreement, which breach is not cured with 10 business days' notice;

          (iv)  if the board of directors of the other party fails to recommend, or withdraws or modifies its recommendation of the Merger Agreement;

           (v)  if the Prospect common stockholders fail to approve the Merger, or if 30% or more of the Prospect common stockholders exercise their redemption rights; or

          (vi)  if the Kennedy-Wilson common stockholders do not approve the Merger on or prior to November 13, 2009.

If the Merger Agreement is terminated as a result of (vi) above, Kennedy-Wilson will pay to Prospect $10,000,000 as liquidated damages.

        The Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any factual information about Prospect or Kennedy-Wilson. The representations and warranties were made only for purposes of such agreement and as of the specific dates set forth therein, were solely for the benefit of the parties to the Merger Agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Merger Agreement. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Merger Agreement, instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors and security holders are not third party beneficiaries under the Merger Agreement, and should not rely on the representations and warranties as characterizations of the actual state of facts or conditions of Prospect or Kennedy-Wilson. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Prospect's public disclosures.

Item 7.01    Regulation FD Disclosure

        Prospect and Kennedy-Wilson issued a joint press release on September 9, 2009, a copy of which is attached as Exhibit 99.1 to this report and incorporated herein by reference, in which they announced the execution of the Merger Agreement. This information shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01.    Financial Statements and Exhibits

        (d)   Exhibits:

Exhibit 10.1	Agreement and Plan of Merger dated as of September 8, 2009, by and among Prospect Acquisition Corp., KW Merger Sub Corp. and Kennedy-Wilson, Inc.
Exhibit 99.1	Joint Press Release of Kennedy-Wilson, Inc. and Prospect Acquisition Corp. dated September 9, 2009

Where to Find Additional Information

        Prospect intends to file with the SEC a registration statement, which will contain a prospectus relating to the securities Prospect intends to issue in the proposed Merger, and a preliminary proxy statement in connection with the proposed Merger and to mail a definitive proxy statement and other relevant documents to Prospect stockholders. Stockholders and warrant holders of Prospect and other interested persons are advised to read, when available, Prospect's preliminary proxy statement, and amendments thereto, and definitive proxy statement in connection with Prospect's solicitation of proxies for the special meeting to be held to approve the Merger because these proxy statements will contain important information about Kennedy Wilson, Prospect and the proposed Merger. The definitive proxy statement will be mailed to stockholders and warrant holders as of a record date to be established for voting on the Merger. Stockholders and warrant holders will also be able to obtain a copy of the preliminary and definitive proxy statements, without charge, once available, at the SEC's Internet site at http://www.sec.gov or by directing a request to: Prospect Acquisition Corp., 9130 Galleria Court, Suite 318, Naples, FL 34109, telephone (239) 254-4481.

        Prospect and its directors and officers may be deemed participants in the solicitation of proxies from Prospect's stockholders and warrant holders. A list of the names of those directors and officers and descriptions of their interests in Prospect is contained in Prospect's prospectus dated November 14, 2007, which is filed with the SEC, and will also be contained in Prospect's proxy statement when it becomes available. Prospect's stockholders and warrant holders may obtain additional information about the interests of its directors and officers in the Merger by reading Prospect' proxy statement when it becomes available.

Cautionary Statements Regarding Forward-Looking Statements

        Certain statements in this communication regarding the proposed Merger between Prospect and Kennedy-Wilson and any other statements relating to future results, strategy and plans of Kennedy-Wilson and Prospect (including certain projections and business trends, and statements which may be identified by the use of the words "may", "intend", "expect" and like words) constitute "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those projected as a result of certain risks and uncertainties. For Kennedy-Wilson, these risks and uncertainties include, but are not limited to its revenues and operating performance, general economic conditions, industry trends, legislation or regulatory requirements affecting the business in which it is engaged, management of growth, its business strategy and plans, fluctuations in customer demand, the result of future financing efforts and its dependence on key personnel. For Prospect, factors include, but are not limited to: the successful combination of Prospect with Kennedy-Wilson's business, the ability to retain key personnel and the ability to achieve stockholder and regulatory approvals and to successfully close the transaction. Additional information on these and other factors that may cause actual results and Prospect's performance to differ materially is included in Prospect's periodic reports filed with the SEC, including but not limited to Prospect's Form 10-K for the year ended December 31, 2008 and subsequent Forms 10-Q. Copies may be obtained by contacting Prospect or the SEC. Prospect cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and Prospect undertakes no obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

 SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 9, 2009	PROSPECT ACQUISITION CORP.
	By:	/s/ DAVID MINELLA Name: David Minella Title: Chief Executive Officer

 EXHIBIT INDEX

Exhibit Number	Description
10.1	Agreement and Plan of Merger dated as of September 8, 2009, by and among Prospect Acquisition Corp., KW Merger Sub Corp. and Kennedy-Wilson, Inc.
99.1	Joint Press Release of Kennedy-Wilson, Inc. and Prospect Acquisition Corp. dated September 9, 2009.

QuickLinks

  Item 1.01. Entry into a Material Definitive Agreement
  Item 7.01 Regulation FD Disclosure
  Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX